HERITAGE BANCSHARES, INC. AND SUBSIDIARY

                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

      The undersigned executive officer of Heritage Bancshares, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the three months ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ John H. Mackey
                                        ----------------------------------------
                                        John H. Mackey
                                        President and Chief Executive Officer

Date: August 14, 2003

      A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.